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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ____________

                                   FORM 8-K/A
                                  ____________

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2008
                                  ____________

                              LOGICA HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                  ____________

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                 0-50621                                 86-0787790
        (Commission File Number)            (I.R.S. Employer Identification No.)


82 Avenue Road, Toronto, Ontario, Canada                   M5R 2H2
(Address of Principal Executive Offices)                 (Zip Code)

                                 (416) 929-5798
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)
                                  ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

-- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on
Form 8-K filed by Logica Holdings, Inc., a Nevada corporation (the "Company"), on June 26, 2008 (the "Original Form 8-K"), which reported the acquisition by the Company of Dolphin Digital Media, Inc., a Delaware corporation ("Dolphin Digital"), on June 23, 2008.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Company has determined that the acquisition of Dolphin Digital did not constitute the acquisition of a "business" within the meaning of Articles 3-05 of Regulation S-X, the guidance set forth in Article 11.01(d) of Regulation S-X and the Emerging Issues Task Force (EITF) Issue No. 98-3. The Company's determination was based on the fact that, at the time of acquisition, Dolphin Digital was a newly formed corporation with a single asset, a license to certain intellectual property, and otherwise had no employees, business infrastructure or operating activities. Based on this determination, no financial statements for Dolphin Digital will be filed.

(b) Pro forma Financial Information.

For the reasons set forth above under "Financial Statements of Business Acquired," the Company will not file any pro forma financial information respecting its acquisition of Dolphin Digital.

(c) Exhibits.

No exhibits are included with this Current Report Form 8-K, as amended.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 13, 2008                               LOGICA HOLDINGS, INC.



                                                     By: /s/ William O'Dowd, IV
                                                        ------------------------
                                                     William O'Dowd, IV
                                                     Chief Executive Officer